Exhibit 99.03

           Unaudited Pro Forma Condensed Combined Financial Statements

      The Merger Agreement provides that each share of Salomon Inc ("Salomon") common stock will be exchanged for 1.695 shares of Travelers Group Inc. ("Travelers") common stock. The exchange ratio and all per share amounts contained in the unaudited pro forma condensed combined financial statements and the notes thereto reflect the three-for-two stock split declared by Travelers on October 22, 1997 and payable on November 19, 1997 to all stockholders of record on November 3, 1997. The merger, which is expected to be completed in the fourth quarter of 1997, is expected to be accounted for under the pooling of interests method and, accordingly, Travelers' historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Salomon. The merger is subject to customary closing conditions, including regulatory and Salomon stockholder approval.

      The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Travelers and the historical consolidated statement of financial condition of Salomon giving effect to the merger as though it had been consummated on June 30, 1997. The following unaudited pro forma condensed combined statements of income combine the historical statements of income of Travelers and Salomon giving effect to the merger as if it had occurred on January 1, 1994. The unaudited pro forma condensed combined statements of income for the six months ended June 30, 1996 and for the year ended December 31, 1996 also give effect to the acquisition in April 1996 of the domestic property and casualty operations of Aetna Life and Casualty Company (the "Aetna P&C" operations) and transactions related to the funding of the acquisition, as if they had occurred on January 1, 1996. This information should be read in conjunction with the accompanying notes hereto; the separate historical financial statements of Travelers as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in Travelers' Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively; and the separate historical financial statements of Salomon as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in Salomon's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively. In addition, the information related to the pro forma condensed combined statements of income for the six months ended June 30, 1996 and for the year ended December 31, 1996 should be read in conjunction with the historical financial statements of the Aetna P&C operations for the period ended March 31, 1996 contained in Travelers' Current Report on Form 8-K dated June 7, 1996.

      The pro forma financial data is not necessarily indicative of the results of operations that would have occurred had the merger been consummated or of future operations of the combined company.

                      Travelers Group Inc. and Subsidiaries
     Unaudited Pro Forma Condensed Combined Statement of Financial Position
                               As of June 30, 1997
                            (in millions of dollars)

                                                            Travelers    Salomon     Pro Forma  Pro Forma
                                                            Historical  Historical  Adjustments  Combined
                                                            ----------  ----------  -----------  --------
Assets
Cash and cash equivalents ................................. $  1,739    $  2,081     $           $  3,820
Investments and real estate held for sale:
Fixed maturities, primarily available for sale at market
 value ....................................................   45,981                               45,981
Equity securities, at market value ........................    1,377                                1,377
Mortgage loans ............................................    3,748                                3,748
Real estate held for sale .................................      502                                  502
Policy loans ..............................................    1,873                                1,873
Short-term and other ......................................    5,135                                5,135
                                                            --------    --------     -------     --------
Total investments and real estate held for sale ...........   58,616          --          --       58,616
                                                            --------    --------     -------     --------
Securities borrowed or purchased under agreements to resell   27,950      91,320                  119,270
Brokerage receivables .....................................    8,507       6,014                   14,521
Trading securities owned, at market value .................   14,014     132,848                  146,862
Commodities and related products and instruments ..........                1,533                    1,533
Net consumer finance receivables ..........................    8,834                                8,834
Reinsurance recoverables ..................................    9,876                                9,876
Value of insurance in force and deferred policy acquisition
 costs ....................................................    2,698                                2,698
Cost of acquired businesses in excess of net assets .......    2,991                                2,991
Separate and variable accounts ............................    9,830                                9,830
Other receivables .........................................    5,108         624                    5,732
Other assets ..............................................    9,443       1,533                   10,976
                                                            --------    --------     -------     --------
Total assets .............................................. $159,606    $235,953     $    --     $395,559
                                                            ========    ========     =======     ========
Liabilities
Investment banking and brokerage borrowings ............... $  4,268    $  8,036     $           $ 12,304
Short-term borrowings .....................................    2,812                                2,812
Long-term debt ............................................   11,122      16,080                   27,202
Securities loaned or sold under agreements to repurchase ..   26,889     108,814                  135,703
Brokerage payables ........................................    5,042       7,269                   12,311
Trading securities sold not yet purchased, at market value     9,640      87,058                   96,698
Contractholder funds ......................................   14,601                               14,601
Insurance policy and claims reserves ......................   43,940                               43,940
Separate and variable accounts ............................    9,818                                9,818
Accounts payable and other liabilities ....................   15,196       2,843         450       18,489
                                                            --------    --------     -------     --------
Total liabilities .........................................  143,328     230,100         450      373,878
                                                            --------    --------     -------     --------
ESOP Preferred stock--Series C ............................      140                                  140
Redeemable preferred stock ................................                  420                      420
Mandatorily redeemable preferred securities of subsidiary
 trusts ...................................................    1,900         345                    2,245

Stockholders' equity
Preferred stock ...........................................    1,075         450                    1,525
Common stock ..............................................       11         159        (158)          12
Additional paid-in capital ................................    7,557         438      (1,089)       6,906
Retained earnings .........................................    8,524       5,811      (2,807)      11,078
                                                                                        (450)
Treasury stock, at cost ...................................   (2,958)     (1,769)      4,054         (673)
Unrealized gain on investment securities ..................      436                                  436
Other .....................................................     (407)         (1)                    (408)
                                                            --------    --------     -------     --------
Total stockholders' equity ................................   14,238       5,088        (450)      18,876
                                                            --------    --------     -------     --------
Total liabilities and stockholders' equity ................ $159,606    $235,953     $    --     $395,559
                                                            ========    ========     =======     ========

                  See accompanying Notes to Unaudited Pro Forma
                    Condensed Combined Financial Statements

                      Travelers Group Inc. and Subsidiaries
           Unaudited Pro Forma Condensed Combined Statement of Income
                     For the Six Months Ended June 30, 1997
               (in millions of dollars, except per share amounts)

                                                                 Travelers    Salomon    Pro Forma
                                                                 Historical  Historical   Combined
                                                                 ----------  ----------  ---------
Revenues:
Insurance premiums ...........................................     $ 4,444     $          $ 4,444
Commissions and fees .........................................       1,718        640       2,358
Interest and dividends .......................................       3,206      3,045       6,251
Finance related interest and other charges ...................         627                    627
Principal transactions .......................................         514        927       1,441
Asset management and administration fees .....................         762         29         791
Other income .................................................         630                    630
                                                                   -------     ------     -------
  Total revenues .............................................      11,901      4,641      16,542
                                                                   -------     ------     -------
Expenses:
Policyholder benefits and claims .............................       3,811                  3,811
Non-insurance compensation and benefits ......................       1,950      1,111       3,061
Insurance underwriting, acquisition and operating ............       1,604                  1,604
Interest .....................................................       1,349      2,527       3,876
Provision for consumer finance credit losses .................         145                    145
Other operating ..............................................         876        374       1,250
                                                                   -------     ------     -------
  Total expenses .............................................       9,735      4,012      13,747
                                                                   -------     ------     -------
Income before income taxes and minority interest .............       2,166        629       2,795
Provision for income taxes ...................................         763        236         999
Minority interest, net of income taxes .......................          98                     98
                                                                   -------     ------     -------
Income from continuing operations ............................     $ 1,305     $  393     $ 1,698
                                                                   =======     ======     =======
Income per share of common stock and common stock equivalents:
Continuing operations ........................................     $  1.31     $ 3.34     $  1.41
                                                                   =======     ======     =======
Weighted average common shares outstanding and common stock
 equivalents (in millions and giving effect to the 3-for-2
 stock split payable November 19, 1997) ......................       968.6      108.8     1,152.9
                                                                   =======     ======     =======

                 See accompanying Notes to Unaudited Pro Forma
                     Condensed Combined Financial Statements

                      Travelers Group Inc. and Subsidiaries
           Unaudited Pro Forma Condensed Combined Statement of Income
                     For the Six Months Ended June 30, 1996
               (in millions of dollars, except per share amounts)

                                                                          Pro Forma
                                     Travelers    Aetna P&C   Pro Forma     Before     Salomon    Pro Forma
                                     Historical  Historical*  Adjustments  Salomon    Historical  Combined
                                     ----------  -----------  ----------- ---------   ----------  ---------
Revenues:
Insurance premiums ..................  $3,316      $1,038       $  --      $ 4,354     $          $ 4,354
Commissions and fees ................   1,766                                1,766        597       2,363
Interest and dividends ..............   2,543         243           2 (5a)   2,780      3,008       5,788
                                                                   (8)(5b)
Finance related interest and other
 charges ............................     571                                  571                    571
Principal transactions ..............     543                                  543      1,235       1,778
Asset management and administration
 fees ...............................     648                                  648         22         670
Other income ........................     554         325                      879                    879
                                       ------      ------       -----      -------     ------     -------
  Total revenues ....................   9,941       1,606          (6)      11,541      4,862      16,403
                                       ------      ------       -----      -------     ------     -------
Expenses:
Policyholder benefits and claims ....   3,590         964                    4,554                  4,554
Non-insurance compensation and
 benefits ...........................   1,930                                1,930      1,096       3,026
Insurance underwriting, acquisition
 and operating ......................   1,367         325          (1)(5a)   1,691                  1,691
Interest ............................   1,060                      45 (5c)   1,105      2,401       3,506
Provision for consumer finance
 credit losses ......................     128                                  128                    128
Other operating .....................     850                                  850        352       1,202
                                       ------      ------       -----      -------     ------     -------
  Total expenses ....................   8,925       1,289          44       10,258      3,849      14,107
                                       ------      ------       -----      -------     ------     -------
Gain on sale of subsidiaries and
 affiliates .........................     397                    (363)(5d)      34                     34
                                       ------      ------       -----      -------     ------     -------
Income before income taxes and
 minority interest ..................   1,413         317        (413)       1,317      1,013       2,330
Provision for income taxes ..........     361          99         (15)(5e)     445        405         850
Minority interest, net of income
 taxes ..............................     (44)                     58 (5f)      14                     14
                                       ------      ------       -----      -------     ------     -------
Income from continuing operations ...  $1,096      $  218       $(456)     $   858     $  608    $  1,466
                                       ======      ======       =====      =======     ======     =======
Income per share of common stock
and common stock equivalents:
Continuing operations ...............  $ 1.10                              $  0.85     $ 5.41    $   1.22
                                       ======                              =======     ======     =======
Weighted average common shares
 outstanding and common stock
 equivalents (in millions and giving
 effect to the 3-for-2 stock split
 payable November 19, 1997) .........   954.2                                954.2      106.0     1,133.9
                                       ======                              =======     ======     =======

----------
* Represents historical results for Aetna P&C for the quarterly period ended March 31, 1996.

                 See accompanying Notes to Unaudited Pro Forma
                    Condensed Combined Financial Statements

                        Travelers Group Inc. and Subsidiaries
              Unaudited Pro Forma Condensed Combined Statement of Income
                         For the Year Ended December 31, 1996
                  (in millions of dollars, except per share amounts)

                                                                                Pro Forma
                                          Travelers   Aetna P&C    Pro Forma      Before     Salomon   Pro Forma
                                          Historical  Historical* Adjustments    Salomon    Historical  Combined
                                          ----------  ----------  -----------    -------    ---------- ---------
Revenues:
Insurance premiums ......................  $ 7,633     $ 1,038     $             $ 8,671      $         $ 8,671
Commissions and fees ....................    3,422                                 3,422       1,179      4,601
Interest and dividends ..................    5,549         243         2 (5a)      5,786       5,748     11,534
                                                                      (8)(5b)
Finance related interest and other
 charges ................................    1,163                                 1,163                  1,163
Principal transactions ..................      990                                   990       1,990      2,980
Asset management and administration fees     1,349                                 1,349          48      1,397
Other income ............................    1,239         325                     1,564          81      1,645
                                           -------     -------     -----         -------      ------    -------
  Total revenues ........................   21,345       1,606        (6)         22,945       9,046     31,991
                                           -------     -------     -----         -------      ------    -------
Expenses:
Policyholder benefits and claims ........    7,366         964                     8,330                  8,330
Non-insurance compensation and benefits .    3,768                                 3,768      2,039       5,807
Insurance underwriting, acquisition and
 operating ..............................    3,013         325        (1)(5a)      3,337                  3,337
Interest ................................    2,259                    45 (5c)      2,304      4,679       6,983
Provision for consumer finance credit
 losses .................................      260                                   260                    260
Other operating .........................    1,678                                 1,678        718       2,396
                                           -------     -------     -----         -------      ------    -------
  Total expenses ........................   18,344       1,289        44          19,677      7,436      27,113
                                           -------     -------     -----         -------      ------    -------
Gain on sale of subsidiaries and
 affiliates .............................      397                  (363)(5d)         34                     34
                                           -------     -------     -----         -------      ------    -------
Income before income taxes and minority
 interest ...............................    3,398         317      (413)          3,302      1,610       4,912
Provision for income taxes ..............    1,051          99       (15)(5e)      1,135        628       1,763
Minority interest, net of income taxes ..       47                    58 (5f)        105                    105
                                           -------     -------     -----         -------      ------    -------
Income from continuing operations .......  $ 2,300     $   218     $(456)        $ 2,062     $  982     $ 3,044
                                           =======     =======     =====         =======      ======    =======
Income per share of common stock and
 common stock equivalents:
Continuing operations ...................   $2.30                                  $2.05     $  8.59    $  2.53
                                           =======                               =======      ======    =======
Weighted average common shares
 outstanding and common stock
 equivalents (in millions and
 giving effect to the 3-for-2
 stock split payable November
 19, 1997) ..............................   958.2                                  958.2      106.4     1,138.5
                                           =======                               =======      ======    =======

----------
* Represents historical results for Aetna P&C for the quarterly period ended March 31, 1996.

                 See accompanying Notes to Unaudited Pro Forma
                    Condensed Combined Financial Statements

                        Travelers Group Inc. and Subsidiaries
              Unaudited Pro Forma Condensed Combined Statement of Income
                         For the Year Ended December 31, 1995
                  (in millions of dollars, except per share amounts)

                                                                Travelers    Salomon     Pro Forma
                                                                Historical  Historical   Combined
                                                                ----------  ----------   ---------
Revenues:
Insurance premiums ........................................     $  4,977      $          $  4,977
Commissions and fees ......................................        2,874         804        3,678
Interest and dividends ....................................        4,355       7,021       11,376
Finance related interest and other charges ................        1,119                    1,119
Principal transactions ....................................        1,016       1,077        2,093
Asset management and administration fees ..................        1,052          39        1,091
Other income ..............................................        1,190          12        1,202
                                                                --------      ------     --------
  Total revenues ..........................................       16,583       8,953       25,536
                                                                --------      ------     --------
Expenses:
Policyholder benefits and claims ..........................        5,017                    5,017
Non-insurance compensation and benefits ...................        3,442       1,710        5,152
Insurance underwriting, acquisition and operating .........        1,912                    1,912
Interest ..................................................        1,956       5,754        7,710
Provision for consumer finance credit losses ..............          171                      171
Other operating ...........................................        1,544         690        2,234
                                                                --------      ------     --------
  Total expenses ..........................................       14,042       8,154       22,196
                                                                --------      ------     --------
Loss on sale of subsidiaries and affiliates ...............          (20)                     (20)
                                                                --------      ------     --------
Income before income taxes ................................        2,521         799        3,320
Provision for income taxes ................................          893         286        1,179
                                                                --------      ------     --------
Income from continuing operations .........................     $  1,628      $  513     $  2,141
                                                                ========      ======     ========
Income per share of common stock and
common stock equivalents:
Continuing operations .....................................     $   1.62      $ 4.17     $   1.76
                                                                ========      ======     ========
Weighted average common shares outstanding and common stock
equivalents (in millions and giving effect to the 3-for-2
stock split payable November 19, 1997) ....................        952.2       106.5      1,132.7
                                                                ========      ======     ========

                 See accompanying Notes to Unaudited Pro Forma
                    Condensed Combined Financial Statements

                        Travelers Group Inc. and Subsidiaries
              Unaudited Pro Forma Condensed Combined Statement of Income
                         For the Year Ended December 31, 1994
                  (in millions of dollars, except per share amounts)

                                                                Travelers   Salomon    Pro Forma
                                                               Historical  Historical   Combined
                                                               ----------  ----------  ---------
Revenues:
Insurance premiums ........................................     $ 5,144     $            $ 5,144
Commissions and fees ......................................       2,526         822        3,348
Interest and dividends ....................................       3,401       5,902        9,303
Finance related interest and other charges ................       1,030                    1,030
Principal transactions ....................................         900        (560)         340
Asset management and administration fees ..................       1,010          23        1,033
Other income ..............................................         932           7          939
                                                                -------     -------      -------
  Total revenues ..........................................      14,943       6,194       21,137
                                                                -------     -------      -------
Expenses:
Policyholder benefits and claims ..........................       5,227                    5,227
Non-insurance compensation and benefits ...................       3,241       1,455        4,696
Insurance underwriting, acquisition and operating .........       1,867                    1,867
Interest ..................................................       1,284       4,873        6,157
Provision for consumer finance credit losses ..............         152                      152
Other operating ...........................................       1,524         715        2,239
                                                                -------     -------      -------
  Total expenses ..........................................      13,295       7,043       20,338
                                                                -------     -------      -------
Gain on sale of subsidiaries and affiliates ...............         226                      226
                                                                -------     -------      -------
Income (loss) before income taxes .........................       1,874        (849)       1,025
Provision for income taxes ................................         717        (439)         278
                                                                -------     -------      -------
Income (loss) from continuing operations ..................     $ 1,157     $  (410)     $   747
                                                                =======     =======      =======
Income (loss) per share of common stock
 and common stock equivalents:
Continuing operations .....................................     $  1.11     $ (4.41)     $  0.52
                                                                =======     =======      =======
Weighted average common shares outstanding and common stock
equivalents (in millions and giving effect to the 3-for-2
stock split payable November 19, 1997) ....................       966.0       106.8      1,147.1
                                                                =======     =======      =======

                 See accompanying Notes to Unaudited Pro Forma
                    Condensed Combined Financial Statements

      Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. Description of Transactions and Basis of Presentation

      The Merger Agreement provides that each share of Salomon common stock will be exchanged for 1.695 shares of Travelers common stock. The exchange ratio and all per share amounts contained in the unaudited pro forma condensed combined financial statements and the notes thereto reflect the three-for-two stock split declared by Travelers on October 22, 1997 and payable on November 19, 1997 to all stockholders of record on November 3, 1997. The merger, which is expected to be completed in the fourth quarter of 1997, is expected to be accounted for under the pooling of interests method and, accordingly, Travelers' historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Salomon. The merger is subject to customary closing conditions, including regulatory and Salomon stockholder approval.

      The pro forma effect of the acquisition of the Aetna P&C operations is reflected in the pro forma condensed combined statements of income for the six months ended June 30, 1996 and for the year ended December 31, 1996 as if the acquisition had occurred on January 1, 1996. This acquisition has been accounted for as a purchase. Note that actual results for the Aetna P&C operations are included in Travelers' historical amounts from the date of acquisition on April 2, 1996.

2. Accounting Policies

      Travelers and Salomon are in the process of reviewing their accounting policies and, as a result of this review, it may be necessary to restate either Travelers' or Salomon's financial statements to conform to those accounting policies that are determined to be most appropriate. No such restatements have been made to the pro forma combined financial statements.

3. Intercompany Transactions

      Transactions between Travelers and Salomon are not material in relation to the pro forma combined financial statements and therefore intercompany balances have not been eliminated from the pro forma combined amounts.

4. Pro Forma Adjustments -- Salomon

      The pro forma adjustments to common stock, additional paid-in capital, retained earnings and treasury stock at June 30, 1997 reflect (1) the retirement of shares of Salomon common stock held in treasury pursuant to the Merger Agreement, (2) adjustments to account for 105 million shares of Travelers common stock held in treasury to be issued in the transaction as though retired, in accordance with APB No. 16, (3) the issuance of 182.1 million shares of Travelers common stock to effect the Merger, and (4) the after-tax effect on retained earnings of an estimated charge for restructuring (see note 7). The number of shares to be issued at consummation of the Merger will be based on the actual number of shares of Salomon common stock outstanding at that time.

5. Pro Forma Adjustments -- Aetna P&C

      The following pro forma adjustments related to the acquisition of the Aetna P&C operations are reflected in the pro forma condensed combined statements of income for the six months ended June 30, 1996 and for the year ended December 31, 1996. Such adjustments relate only to the quarter ended March 31, 1996 which represents the portion of the year that Travelers did not own the Aetna P&C operations (in millions):

      (a) Principal adjustments resulting from the allocation of purchase price based on fair value of underlying net assets, as follows:

                                                           Increase (decrease)
                                                            in pre-tax income
                                                           -------------------

              Interest and dividends:
                Amortization of discount allocated to
                  investments on a level yield basis
                  over the life of the investments ......         $ 2
                                                                  ---
              Insurance underwriting, acquisition and
               operating:
                Amortization of loss based assessments
                  for second injury funds ...............         $ 7
                Amortization of excess of purchase price
                  over fair value of net assets acquired,
                  over 40 years .........................          (7)
                Amortization of liabilities related to
                  employee benefit plans ................           6
               Other ....................................          (5)
                                                                  ---
                                                                  $ 1
                                                                  ===

      (b) Represents the reduction in net investment income resulting from the use of $600 of short-term investments to fund a portion of the acquisition.

      (c) Pro forma adjustments related to the funding of the acquisition as follows:

              Interest expense at 6 3/4% on $500 of
                long-term debt and 7 3/4% on $200 of
                long-term debt including amortization of
                issuance costs ..........................         $12
              Interest expense at 5 3/4% on short-term
                borrowings ..............................          15
              Preferred dividends on $900 of mandatorily
                redeemable preferred securities of
                subsidiary trusts ......................           18
                                                                  ---
                                                                  $45
                                                                  ===

      (d) Represents the reversal of the gain on the sale of 18% of Travelers Property Casualty Corp. ("TAP") common stock in an initial public offering, the proceeds of which were used to finance a portion of the acquisition.

      (e) Adjustment to reflect the income tax effects of (a), (b) and (c) above.

      (f) Pro forma adjustment to reflect minority interest resulting from the sale of TAP's common stock.

6. Pro Forma Earnings Per Share

      The pro forma combined primary earnings per share for the respective periods presented is based on the combined weighted average number of common shares and share equivalents of Travelers and Salomon. The number of common shares and common share equivalents of Salomon is based on an exchange ratio of
1.695 shares of Travelers common stock for each issued and outstanding share and share equivalent of Salomon. The pro forma combined primary earnings per share has been calculated as follows:

              Calculation of pro forma combined earnings per share
                     (in millions, except per share amounts)

                                     For the six months ended              For the fiscal year
                                   ----------------------------  --------------------------------------
                                   June 30, 1997  June 30, 1996      1996          1995         1994
                                   -------------  -------------  ----------    ----------    ----------
Income from continuing operations    $   1,698     $   1,466     $   3,044     $   2,141     $     747
Preferred dividends .............          (71)          (81)         (161)         (153)         (145)
                                     ---------     ---------     ---------     ---------     ---------

Income from continuing operations
 available to common stockholders    $   1,627     $   1,385     $   2,883     $   1,988     $     602
                                     ---------     ---------     ---------     ---------     ---------
Average common shares ...........      1,102.5       1,094.6       1,097.5       1,099.3       1,127.4
Assumed exercise of dilutive
 warrants .......................          6.9           4.4           5.0           1.7            --
Assumed exercise of dilutive
 options ........................         19.8          16.4          16.2          14.0           9.2
Incremental shares--restricted
 stock ..........................         23.7          18.5          19.8          17.7          10.5
                                     ---------     ---------     ---------     ---------     ---------
Shares used in computing earnings
 per share ......................      1,152.9       1,133.9       1,138.5       1,132.7       1,147.1
                                     =========     =========     =========     =========     =========
Primary earnings per share from
 continuing operations ..........    $    1.41     $    1.22     $    2.53     $    1.76     $    0.52
                                     =========     =========     =========     =========     =========

7. Restructuring Charge

      The pro forma condensed combined statements of income do not reflect a planned merger-related restructuring charge of between $400 million and $500 million (after-tax) primarily for severance and costs related to excess or unused office space and other facilities since such restructuring charge is non-recurring. Although there can be no assurance that the restructuring charge will fall within the range provided, this range represents management's best estimate based on the currently available information.

8. Future Cost Savings

      As Salomon's operations are integrated with the existing operations of Travelers, management expects to achieve, by the end of a three-year period, annual cost savings in excess of $200 million (after-tax) from the reduction of overhead expenses, changes in corporate infrastructure and the elimination of redundant expenses. There can be no assurance that these projected cost savings will be achieved. These expected future cost savings are not reflected in the pro forma financial data.

      The statements contained in notes 7 and 8 above may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1993, as amended. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate" and similar expressions. These forward-looking statements are based largely on management's expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements as a result of a number of factors, including (1) determination of the number, job classification and location of employee positions to be eliminated, (2) compatibility of the operating systems of the combining companies, (3) the degree to which existing administrative and back-office functions and costs are complementary or redundant, and (4) the timing of implementation of changes in operations to effect cost savings. Travelers undertakes no obligation to update publicly or revise any forward-looking statements.